As filed with the Securities and Exchange Commission on November 8, 2023

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2023

NEW RELIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36766	26-2017431
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

188 Spear Street, Suite 1000

San Francisco, CA 94105

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 777-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NEWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the previously announced Agreement and Plan of Merger, dated as of July 30, 2023 (the “Merger Agreement”), by and among Crewline Buyer, Inc., a Delaware corporation (“Parent”), Crewline Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and New Relic, Inc., a Delaware corporation (the “Company”). Parent and Merger Sub are affiliates of an investment fund affiliated with TPG Global, LLC.

On November 8, 2023 (the “Closing Date”), pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Concurrently with the closing of the Merger, Crewline Intermediate, Inc., a Delaware corporation (“Holdings”), and Parent entered into that certain Credit Agreement, dated as of the Closing Date, among Holdings, Parent, as borrower, the lenders party thereto (the “Lenders”) and Blue Owl Capital Corporation, as the administrative agent and collateral agent for the Lenders (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). The Credit Agreement provides for extensions of credit in the form of (i) an initial term loan to Parent in an aggregate principal amount of $2,400,000,000, (ii) revolving credit loans made available to Parent at any time and from time to time, in an aggregate principal amount at any time outstanding not to exceed $250,000,000 (including letters of credit extensions), and (iii) letters of credit from time to time in an aggregate stated amount at any time outstanding not to exceed $50,000,000.

The obligations under the Credit Agreement are secured on a first priority basis by substantially all assets of Parent and the guarantors (subject to certain exclusions and exceptions). The Credit Agreement includes representations and warranties, covenants, events of default and other provisions that are customary for facilities of their respective types.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

At 7:30 a.m., Eastern time on the Closing Date (the “Effective Time”), each share of common stock, par value $0.001 per share, of the Company (“Common Stock”) outstanding as of immediately prior to the Effective Time (other than shares of Common Stock (A) held by the Company as treasury stock, (B) owned by Parent or Merger Sub, (C) owned by any direct or indirect wholly-owned subsidiary of Parent or Merger Sub as of immediately prior to the Effective Time, (D) that are Rollover Shares (as defined in the Merger Agreement) or (E) held by stockholders of the Company who have not voted in favor of the Merger and have properly and validly exercised their statutory appraisal rights in accordance with Section 262 of the General Corporation Law of the State of Delaware), was cancelled and converted into the right to receive $87.00 in cash, without interest, less applicable withholding taxes (the “Per Share Merger Consideration”).

In addition, pursuant to the Merger Agreement, at the Effective Time:

•

each outstanding, vested and unexercised option to purchase Common Stock immediately prior to or upon the Effective Time (including any options to purchase Common Stock that vested or accelerated in vesting upon the occurrence of the Effective Time in accordance with the applicable terms and conditions) (each a “Company Option”) was cancelled, with the holder of such Company Option becoming entitled to receive, in full satisfaction of the rights of such holder with respect thereto, an amount in cash, less applicable tax withholdings, equal to the product obtained by multiplying (i) the excess of the Per Share Merger Consideration over the per share exercise price of such vested Company Option, by (ii) the number of shares of Common Stock covered by such vested Company Option immediately prior to and upon the Effective Time;

•

each outstanding Company Option unvested immediately prior to or upon the Effective Time (after taking into account any applicable vesting or accelerated vesting provisions in connection with the Merger) (each an “Unvested Option”) was substituted and immediately converted into an award to receive an amount in cash equal to the product obtained by multiplying (i) the excess of the Per Share Merger Consideration over the per share exercise price of such Unvested Option, by (ii) the number of shares of Common Stock covered by such Unvested Option immediately prior to and upon the Effective Time. The cash-based award is subject to the same terms and conditions applicable to the corresponding Unvested Option immediately prior to the Effective Time. Any Company Option (whether vested or unvested) that had a per share exercise price that was equal to or greater than the Per Share Merger Consideration was cancelled for no consideration as of the Effective Time;

•

each award of Company restricted stock units (each, a “Company Restricted Stock Unit Award”) that was outstanding immediately prior to the Effective Time and that vests upon the occurrence of the Effective Time in accordance with the terms and conditions applicable to the corresponding Company Restricted Stock Unit Award in effect as of July 30, 2023, was cancelled and converted into the right to receive an amount in cash, less applicable tax withholdings, equal to the product obtained by multiplying (i) the Per Share Merger Consideration by (ii) the number of shares of Common Stock covered by such Company Restricted Stock Unit Award immediately prior to or upon the Effective Time;

•

each Company Restricted Stock Unit Award outstanding immediately prior to the Effective Time and that did not vest upon the occurrence of the Effective Time by its terms (after taking into account any applicable vesting or accelerated vesting provisions in connection with the Merger) was cancelled and converted into the contractual right to receive a payment in an amount in cash equal to the product obtained by multiplying (i) the Per Share Merger Consideration by (ii) the number of shares of Common Stock covered by such Company Restricted Stock Unit Award immediately prior to or upon the Effective Time. The cash-based award is subject to the same terms and conditions applicable to the corresponding Company Restricted Stock Unit Award;

•

each award of performance-based restricted stock units that vest based on the achievement of stock price hurdles and were granted under the Company’s 2014 Equity Incentive Plan on February 3, 2023 (each, a “Company Special Performance Stock Unit Award”) outstanding immediately prior to the Effective Time and that vested upon the occurrence of the Effective Time based on actual performance was cancelled, with the holder of such Company Special Performance Stock Unit Award entitled to receive, in full satisfaction of the rights of such holder with respect thereto, an amount in cash, less applicable tax withholdings, equal to the product obtained by multiplying (i) the Per Share Merger Consideration by (ii) the number of shares of Common Stock covered by such vested Company Special Performance Stock Unit Award immediately prior to the Effective Time (after determining the number of shares of Common Stock underlying the Company Special Performance Stock Unit Award that vest based on the actual performance through the Effective Time in accordance with the terms and conditions applicable to the corresponding Company Special Performance Stock Unit Award in effect as of July 30, 2023, including without limitation, the applicable award agreement). Any portion of a Company Special Performance Stock Unit Award that did not vest based on actual performance at or upon the Effective Time immediately terminated without consideration at the Effective Time;

•

each award of performance-based restricted stock units that is not a Company Special Performance Stock Unit Award (each, a “Company Performance Stock Unit Award”) outstanding immediately prior to the Effective Time and that had satisfied the performance vesting conditions (and is therefore earned with respect to the shares underlying the Company Performance Stock Unit Award, assuming the ending period average price of the index companies was measured as of July 30, 2023) but had not satisfied the service vesting conditions (and therefore did not vest) upon the occurrence of the Effective Time in accordance with the terms and conditions applicable to the corresponding Company Performance Stock Unit Award was cancelled and converted into the contractual right to receive a payment in an amount in cash equal to the product obtained by multiplying (i) the Per Share Merger Consideration by (ii) the number of shares of Common Stock covered by such Company Performance Stock Unit Award immediately prior to the Effective Time (after determining the number of shares of Common Stock underlying the Company Performance Stock Unit Award that are earned based on actual performance through the Effective Time in accordance with the terms and conditions applicable to the corresponding Company Performance Stock Unit Award in effect as of July 30, 2023, including, without limitation, the applicable award agreement). The cash-based award is subject to the same terms and conditions applicable to the corresponding Company Performance Stock Unit Award (including time-based vesting conditions and any accelerated vesting provisions, as applicable, but excluding any performance-based vesting conditions). Any portion of a Company Performance Stock Unit Award that did not satisfy the performance vesting conditions upon the occurrence of the Effective Time immediately terminated without consideration at the Effective Time; and

•

each share of Common Stock that is subject to vesting as of immediately prior to or upon the Effective Time (each, a “Restricted Stock”) and is outstanding immediately prior to the Effective Time was cancelled and converted into the contractual right to receive a payment in an amount in cash equal to the Per Share Merger Consideration, subject to the terms and conditions applicable to the corresponding Restricted Stock.

The foregoing description of the Merger and the Merger Agreement, and the other transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on July 31, 2023, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, the Company (i) notified the New York Stock Exchange (“NYSE”) of the consummation of the Merger and (ii) requested that NYSE file with the SEC a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, to delist and deregister the shares of the Company’s Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon effectiveness of the Form 25, the Company intends to file with the SEC a Certification and Notice of Termination on Form 15 to deregister the Common Stock and suspend the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act. Trading of Common Stock on NYSE was halted prior to the opening of trading on the Closing Date.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As a result of the Merger, each share of Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was converted, at the Effective Time, into the right to receive the Per Share Merger Consideration. Accordingly, at the Effective Time, the holders of such shares of Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive the Per Share Merger Consideration.

Item 5.01	Change in Control of Registrant.

The information set forth in the Introductory Note and Items 1.01, 2.01, 3.03 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change of control of the Company occurred, and the Company became a wholly-owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

In connection with the Merger, at the Effective Time, each of the following then-existing members of the board of directors of the Company—Lewis Cirne, Bill Staples, Hope Cochran, Susan D. Arthur, Phalachandra (Pali) Bhat, Anne DelSanto, Kevin Galligan, David Henshall, RK Mahendran, and Takeshi Numoto—ceased serving in such capacity. None of these resignations were a result of any disagreement with the Company, its management or its board of directors of the Company. In accordance with the Merger Agreement, at the Effective Time, David Barter, Drew Delmonico, Thomas Lloyd, and Lauren Walz were appointed as directors of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the Amended and Restated Certificate of Incorporation of the Company was amended and restated in its entirety to be in the form of the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time (the “Certificate of Incorporation”). In addition, at the Effective Time, the Amended and Restated Bylaws of the Company, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to be in the form of the bylaws of Merger Sub as in effect immediately prior to the Effective Time (the “Bylaws”). Copies of the Certificate of Incorporation and the Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 30, 2023, by and among Crewline Buyer, Inc., Crewline Merger Sub, Inc., and New Relic, Inc., (incorporated by reference to Exhibit 2.1 to New Relic, Inc.’s Current Report on Form 8-K, filed July 31, 2023).

3.1	Amended and Restated Certificate of Incorporation of New Relic, Inc.

3.2	Amended and Restated Bylaws of New Relic, Inc.

99.1	Press release, dated November 8, 2023, issued by New Relic, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2023	New Relic, Inc.

	By:	/s/ David Barter
	Name:	David Barter
	Title:	Chief Financial Officer